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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      -----

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 16, 2003 (April 16, 2003)



                                  TRAFFIX, INC.
             (Exact Name of registrant as specified in its charter)


           Delaware                         0-27046               22-3322277
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
        incorporation)                Identification No.)

      One Blue Hill Plaza                                            10965
     Pearl River, New York                                        (Zip Code)
     (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (845) 620-1212


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                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 APRIL 16, 2003



                                ITEMS IN FORM 8-K

                                                                            PAGE
                                                                            ----
Facing Page                                                                 1

Item 7.           Financial Statements and Exhibits                         3

Item 9.           Regulation FD Disclosure                                  3

Signatures                                                                  4

Exhibit Index                                                               5










                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                     (C)    EXHIBITS

         EXHIBIT
         NUMBER             DESCRIPTION
         -------            -----------

         99.1*              April 16, 2003 Press Release


         -----------------------------
         *   Filed herewith


ITEM 9.  REGULATION FD DISCLOSURE.

         IN ACCORDANCE WITH THE INTERIM GUIDANCE ISSUED BY THE COMMISSION ON MARCH 27, 2003 IN FINAL RULE RELEASE NO. 33-8216, THE INFORMATION REPORTED IN THIS REPORT IS BEING PROVIDED UNDER ITEM 12.

         On April 16, 2003, the Company issued a press release announcing its results of operations for the quarter ended February 28, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2003                         TRAFFIX, INC.


                                               By: /s/ JEFFREY L. SCHWARTZ
                                                   -----------------------------
                                                   Jeffrey L. Schwartz
                                                   Chief Executive Officer











                                       4
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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER             DESCRIPTION
         -------            -----------

         99.1*              April 16, 2003 Press Release



         -----------------------------
         *   Filed herewith





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